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                                                               EXHIBIT (m)(2)(i)

                               AMENDED SCHEDULE 1

                               WITH RESPECT TO THE

                              AMENDED AND RESTATED
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

                                       FOR

                              ING SERIES FUND, INC.

                                 CLASS B SHARES

                                                             MAXIMUM COMBINED DISTRIBUTION AND SERVICE FEES
                 SERIES                                      ----------------------------------------------
                 ------                                      (as a percentage of average daily net assets)
ING Aeltus Money Market Fund                                                      1.00%

ING Balanced Fund                                                                 1.00%

ING Bond Fund                                                                     1.00%

ING Classic Principal Protection Fund I                                           1.00%

ING Classic Principal Protection Fund II                                          1.00%

ING Classic Principal Protection Fund III                                         1.00%

ING Classic Principal Protection Fund IV                                          1.00%

ING Government Fund                                                               1.00%

ING Growth Fund                                                                   1.00%

ING Growth and Income Fund                                                        1.00%

ING Index Plus LargeCap Fund                                                      1.00%

ING Index Plus MidCap Fund                                                        1.00%

ING Index Plus Protection Fund                                                    1.00%

ING Index Plus SmallCap Fund                                                      1.00%

ING International Growth Fund                                                     1.00%

ING Small Company Fund                                                            1.00%

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
                                                             MAXIMUM COMBINED DISTRIBUTION AND SERVICE FEES
                SERIES                                       ----------------------------------------------
                ------                                       (as a percentage of average daily net assets)
ING Strategic Allocation Balanced Fund                                            1.00%

ING Strategic Allocation Growth Fund                                              1.00%

ING Strategic Allocation Income Fund                                              1.00%

ING Technology Fund                                                               1.00%

ING Value Opportunity Fund                                                        1.00%